                                  EXHIBIT 10.2

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

                                                                           FINAL

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

      This is the first amendment ("First Amendment") to that certain Stock Purchase Agreement, dated as of May 10, 2004 (the "Agreement"), by and among GX Technology Corporation, Input/Output, Inc. and the Sellers listed on the signature pages of the Agreement. Capitalized terms not otherwise defined herein shall have the same meaning given to them in the Agreement.

            Section 1.1 Amendments to the Agreement.

            (a) The definition of "Closing Company Indebtedness" is hereby deleted and replaced with the following:

            "Closing Company Indebtedness" means the amount of Indebtedness of the Company on the Closing Date, plus (a) the amount of $2,697,114, which will be used by Sellers to satisfy certain transaction costs and will be paid out of the proceeds delivered to Sellers at Closing, (b) the amount of $317,995.00, representing the aggregate "Grantee Payments" approved by the Compensation Committee of the Company, by unanimous consent dated as of June 10, 2004, as described under the caption "Payment of Cash Consideration in Lieu of Options to Certain Intended Option Grantees" and (c) the amount of $2,516,533.85, representing accrued dividends and accrued interest thereon on the Company's preferred stock, which is required to be paid by the Company in cash upon conversion of such preferred stock to common stock (such amount shall be paid out of the proceeds delivered to Sellers at Closing).

            (b) The second sentence of Section 3.1(a) of the Agreement is hereby deleted and replaced with the following:

            "The amount of the Closing Company Indebtedness and the Closing Company Cash Amount shall be certified as of 11:00 a.m. CDT on June 11, 2004 by the chief executive officer or chief financial officer of the Company."

            (c) The fourth sentence of Section 3.3 of the Agreement is hereby deleted.

            (d) Schedule 5.7 of the Agreement is hereby replaced with Schedule
5.7 attached hereto.

            (e) Schedule 5.8 of the Agreement is hereby supplemented with the supplemental disclosures set forth in the Schedule 5.8 - Supplemental Disclosures attached hereto.

            (f) The parties acknowledge that Eileen M. Guyton, an optionholder of the Company, has not been located, and therefore has not executed and delivered an Option Termination Agreement as required by the Agreement. The parties agree that the Closing Cash Consideration shall be reduced by the amount which Ms. Guyton would have received had she executed and delivered an Option Termination Agreement, such amount following the Closing to be held by the Company or its Affiliates so long as necessary to satisfy any future payment obligation to Ms. Guyton.

            (g) The first sentence of Section 5.5(a) is hereby deleted and replaced with the following:

            "The authorized capital stock of the Company consists of 10,000,000 shares of common stock, par value $.01 per share, of which 1,550,379 are issued and outstanding, and 1,000,000 shares of preferred stock, par value $1.00 per share, 500,000 of which have been designated Series A Senior Convertible Preferred Stock, 481,696 of which are issued and outstanding, and 500,000 of which have been designated Series B Senior Convertible Preferred Stock, 480,000 of which are issued and outstanding."

            (h) Exhibit A to the Agreement is hereby deleted and replaced with Exhibit A attached hereto.

            (i) The amount $4,045,247 in Section 3.1(b) of the Agreement is deleted and replaced with $4,045,299.31.

            Section 1.2 Full Force and Effect. Except as expressly amended and modified pursuant to this First Amendment, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            Section 1.3 Counterpart; Facsimile Signatures. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same First Amendment. Facsimile signatures on this First Amendment shall be deemed original signatures.

                            [Signature page follows.]

      Agreed and accepted this 11th day of June, 2004.

                             INPUT/OUTPUT, INC.


                             BY: /S/ J. MICHAEL KIRKSEY
                                 ----------------------------------------------
                             NAME:  J. MICHAEL KIRKSEY
                                    -------------------------------------------
                             TITLE: EXECUTIVE VP AND CFO
                                    -------------------------------------------

                             GX TECHNOLOGY CORPORATION

                             BY: /S/ MICHAEL K. LAMBERT
                                 ----------------------------------------------
                             NAME:  MICHAEL K. LAMBERT
                                    -------------------------------------------
                             TITLE: PRESIDENT AND CEO
                                    -------------------------------------------


                             SELLERS:

                             BA CAPITAL COMPANY, L.P.

                             BY:    BA SBIC MANAGEMENT, LLC,
                                    ITS GENERAL PARTNER

                                    BY:    BA EQUITY MANAGEMENT, L.P.,
                                           ITS SOLE MEMBER

                                           BY:    BA EQUITY MANAGEMENT GP, LLC,
                                                  ITS GENERAL PARTNER

                             BY: /S/ EDWARD A. BALOGH, JR.
                                 ----------------------------------------------
                                 Edward A. Balogh, Jr., Chief Financial Officer

                             TEBAK, INC.

                             BY: /S/ THOMAS D. BARROW
                                 ----------------------------------------------
                                 Thomas D. Barrow, President


                             TEBAK PARTNERSHIP L.P.

                             BY TEBAK, INC., Its General Partner

                                    BY: /S/ THOMAS D. BARROW
                                        ---------------------------------------
                                        Thomas D. Barrow, President

                             THOMAS D. BARROW 2004 GRANTOR
                             RETAINED ANNUITY TRUST

                             BY: /S/ KENNETH T. BARROW
                                 ---------------------------------------
                                 Kenneth T. Barrow, Co-Trustee of the
                                 Thomas D. Barrow 2004 Grantor Retained
                                 Annuity Trust, solely in his fiduciary
                                 capacity and not in his individual capacity

                             BY: /S/ ELIZABETH BARROW BRUEGGEMAN
                                 ---------------------------------------
                                 Elizabeth Barrow Brueggeman, Co-Trustee of the Thomas D. Barrow 2004 Grantor Retained
                                 Annuity Trust, solely in her fiduciary
                                 capacity and not in her individual capacity

                             JANICE H. BARROW 2004 GRANTOR
                             RETAINED ANNUITY TRUST

                             BY::/S/ KENNETH T. BARROW
                                 ---------------------------------------
                                 Kenneth T. Barrow, Co-Trustee of the
                                 Janice H. Barrow 2004 Grantor Retained
                                 Annuity Trust, solely in his fiduciary
                                 capacity and not in his individual capacity

                             BY: /S/ ELIZABETH BARROW BRUEGGEMAN
                                 ---------------------------------------
                                 Elizabeth Barrow Brueggeman, Co-Trustee of the Janice H. Barrow 2004 Grantor Retained
                                 Annuity Trust, solely in her fiduciary
                                 capacity and not in her individual capacity


                             /S/ THOMAS D. BARROW
                             --------------------------------------------------
                             Thomas D. Barrow


                             --------------------------------------------------
                             Donald E. Larson


                             --------------------------------------------------
                             G. David Dubois

                             --------------------------------------------------
                             Robert S. Limbaugh, Jr.



                             --------------------------------------------------
                             J. Pat Lindsey


                             CHARLENE W. PATCH
                             FAMILY TRUST

                             BY:
                                 ----------------------------------------------
                             NAME:
                                    -------------------------------------------
                             TITLE:
                                    -------------------------------------------



                             --------------------------------------------------
                             Michael K. Lambert



                             --------------------------------------------------
                             Randy G. Finch



                             --------------------------------------------------
                             Susan E. Collins



                             --------------------------------------------------
                             Marc de Buyl



                             --------------------------------------------------
                             Christopher R. Dick



                             --------------------------------------------------
                             Kevin D. Grove



                             --------------------------------------------------
                             Karen A. Julien



                             --------------------------------------------------
                             George Farmer

                             --------------------------------------------------
                             Doyle Fouquet



                             --------------------------------------------------
                             Jean-Paul Jeannot



                             --------------------------------------------------
                             Phillip Wrangle

      As provided in Section 1 of the Sellers' Representative Agreement made as of June 11, 2004 among William J. Johnson, as Sellers' Representative, the Company, the Selling Shareholders and the Optionees party thereto and the Purchaser (the "Sellers' Rep Agreement"), William J. Johnson, as Sellers' Representative, is executing this First Amendment for and on behalf of each Seller (other than the Majority Holders, as defined in the Sellers' Rep Agreement), as the valid, binding and enforceable action and obligation of each.

                                    /S/ WILLIAM J. JOHNSON
                                    -------------------------------------------
                                    William J. Johnson, as Sellers'
                                    Representative for each Seller listed
                                    above other than the Majority Holders,
                                    as defined in the Sellers' Rep Agreement